UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2012

Independence Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	333-121485	20-1734180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Washington Street, Greenville, South Carolina, 29601

(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (864) 672-1776

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement

On December 31, 2012, Independence Bancshares, Inc. (the "Company"), the bank holding company for Independence National Bank, a South Carolina national bank (the "Bank"), issued 17,648,750 shares of common stock to certain accredited and unaccredited investors, including members of the Company’s board of directors, for cash proceeds of approximately $14.1 million, at a price of $0.80 per share.  Information with regards to the offering is qualified in its entirety by reference to the Form of Subscription Agreement attached hereto as Exhibit 10.01, which exhibit is incorporated herein by reference.

In connection with the offering, the Company paid Hovde Securities, LLC, a FINRA registered broker-dealer, a cash payment of approximately $550,000, which represented a 6% commission of the gross proceeds from the offering.

The net proceeds of the offering will be used primarily to provide additional capital to the Bank to improve the Bank's capital levels, as well as to finance future business opportunities.  Future business opportunities are intended to include both traditional community banking services as well as opportunities in consumer finance, payments and mobile banking services, as previously disclosed in the Company's SEC filings.  The Bank is currently under a consent order with the OCC and must obtain OCC approval to expand its business model.  There can be no assurances that the Bank will receive OCC approval or be successful in implementing the steps necessary to expand its business model.

The Company granted investors in the offering registration rights.  The Company is obligated to use its best efforts to cause a registration statement registering the common stock for resale to be filed no later than 30 days from the date of the last closing of the offering and must be declared effective as soon as practicable following the last closing of the offering.  Moreover, the Company will maintain the effectiveness of the registration statement from its effective date until the earlier of: (i) the date that is one year after the last closing of the offering or (ii) the date all securities registered under the registration statement have been sold or are otherwise able to be sold pursuant to Rule 144 of the Securities Act of 1933.  Information with regards to the registration rights is qualified in its entirety by reference to the Form of Registration Rights Agreement attached hereto as Exhibit 10.02, which exhibit is incorporated herein by reference.

As of December 31, 2012, upon the issuance of the shares of common stock described herein, the Company has approximately 19.7 million shares of common stock issued and outstanding.

The issuance of the shares of common stock in the private placement was not registered under the Securities Act of 1933, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933 and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

Item 3.02.

Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 5.02(b)(c)(d)(e).

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of the Company announced the appointment of Gordon A. Baird as its president and chief executive officer as well as a director of the Company effective December 31, 2012.  In conjunction with Mr. Baird’s appointment, Lawrence R. Miller stepped down from his role as the Company's president and chief executive officer but will continue as the president and chief executive officer of the Bank.

Mr. Baird has had an extensive career in banking and financial services, as well as in building new financial services businesses.  Mr. Baird began his career in 1990 at John Hancock Real Estate Finance and continued it at State Street Bank and Trust Company and Citigroup Global Markets, Inc.  Mr. Baird also served as an operating advisor to Thomas H. Lee Partners from January 2011 until December 31, 2012.   In addition, he founded MPIB Holdings LLC in July 2011 to develop the business plan, contracts, technology strategy, regulatory plan and marketing efforts for a global digital payments, mobile banking and finance business.  Mr. Baird also serves as the chairman of the audit committee and as a board member of the Maquarie Global Infrastructure Total Return Fund, a NYSE-listed investment company.  Mr. Baird is a chartered financial analyst, a member of the New York Security Analyst Society, and a graduate of Emory University.

Also on December 31, 2012, the Company, the Bank and Mr. Miller also entered into an amendment to his employment agreement dated December 10, 2008 solely to remove references to his position as Company's president and chief executive officer.  Information with regards to the amendment is qualified in its entirety by reference to the amendment dated December 31, 2012 attached hereto as Exhibit 10.03, which exhibit is incorporated herein by reference.

Item 8.01

Other Events

On January 7, 2013, the Company issued the press release relating to the transactions discussed in Items 1.01, 3.02 and 5.02 above.  A copy of the press release that discusses these matters is filed as Exhibit 99.01 to, and incorporated by reference in, this report.  The information in this Item 8.01 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 8.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

10.01

Form of Subscription Agreement

10.02

Form of Registration Rights Agreement

10.03

Amendment dated December 31, 2012 to the Employment Agreement dated December 10, 2008 by and among Independence Bancshares, Inc., Independence National Bank, and Lawrence R. Miller.

99.01

Press Release, issued by Independence Bancshares, Inc., on January 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE BANCSHARES, INC.

By:

/s/ Martha L. Long

Name:

 Martha L. Long

Title:

Chief Financial Officer

Dated: January 7, 2013